Exhibit 99.1

Unum Therapeutics Announces Transition of Chief Financial Officer

CAMBRIDGE, MA, January 3, 2018 – Unum Therapeutics Inc. (NASDAQ: UMRX), a clinical-stage biopharmaceutical company focused on the development of novel cellular immunotherapies, today announced that Christiana Stamoulis, President and Chief Financial Officer, will be stepping down from the Company, effective January 31, 2019, to pursue another opportunity. Ms. Stamoulis will work closely with management to ensure a smooth transition to her successor.

“I want to thank Christiana for her tireless efforts over the last four years as we have worked to build a leading publicly-traded, clinical-stage cell therapy company with a broad and growing pipeline,” said Dr. Wilson. “Christiana has played a pivotal role in supporting our growth, and we wish her the best as she explores the next chapter in her career.”

“I am fortunate to have worked at such a remarkable organization and to have been a part of Unum’s transformation from a very early-stage startup into a fast-growing public company in the high-potential field of cancer cell therapy,” said Ms. Stamoulis. “With its exceptional team, promising emerging data, and rich clinical pipeline of products, Unum is well-positioned for the future, and I look forward to watching its success in the years ahead.”

Unum is initiating a search for its next Chief Financial Officer, who will play an important role in continuing to support the next stage of the Company’s growth. Following Ms. Stamoulis’ departure, certain members of management and the Company’s existing finance team will assume the duties and responsibilities of the CFO office on an interim basis. Dr. Chuck Wilson, CEO, Unum Therapeutics, will reassume the role of President.

Forward looking Statements

This press release contains forward-looking statements. Statements in this press release about our future expectations, plans and prospects, including statements regarding the changes in our officer positions, the Company’s plan to appoint a new Chief Financial Officer, the anticipated timing of our clinical trials and regulatory filings, our long-term growth and our ability to achieve our strategy, the development of our product candidates, including the three lead ACTR product candidates, the results of our clinical trials, as well as other statements containing the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” or “would” and similar expressions, constitute forward-looking statements within the meaning of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. We may not actually achieve the forecasts disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Actual results could differ materially from the projections disclosed in the forward-looking statements we make as a result of a variety of risks and uncertainties, including risks related to the accuracy of our estimates regarding expenses, future revenues, capital requirements, and the need for additional financing, the success, cost and timing of our product development activities and clinical trials, our ability to obtain and maintain regulatory approval for our product candidates, and the other risks and uncertainties described in the “Risk Factors” sections of our public filings with the Securities and Exchange Commission. In addition, the forward-looking statements included in this press release represent our views as of the date hereof. We anticipate that subsequent events and developments may cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date hereof.

Investor Contact:

Stephanie Ascher, 212-362-1200

stephanie@sternir.com

Media Contact:

Paul Kidwell, 617-680-1088

paul.kidwell@unumrx.com